UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 23, 1999

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              (Exact Name of registrant specified in its charter)
              (Originator of the Chase Credit Card Master Trust)




United States                333-74303                       22-2382028
(State or other       (Commission File Number)            (I.R.S. Employer
Jurisdiction of                                           Identification No.)
Incorporation)

                              802 Delaware Avenue
                          Wilmington, Delaware  19801
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000

Item 5.   Other Events

          On September 23, 1999, in anticipation of the public offering of $850,000,000 Class A 6.66% Asset Backed Notes, Series 1999-3, $48,295,000
Class B 6.95% Asset Backed Notes, Series 1999-3 and $67,615,000 Class C Floating Rate Asset Backed Notes, Series 1999-3, Simpson Thacher & Bartlett issued the attached opinion letter to Chase Manhattan Bank USA, National Association concerning the legality of the transaction.


          Exhibits

          99.1     Opinion of Simpson Thacher & Bartlett, dated
                   September 23, 1999.

                                  SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CHASE MANHATTAN BANK USA, NATIONAL
                                      ASSOCIATION



                                      By: /s/ Keith Schuck
                                         -------------------------------
                                          Name:   Keith Schuck
                                          Title:  Vice President



Date:  September 27, 1999

                               INDEX TO EXHIBITS



Exhibit             Exhibit                             Sequentially
Number                                                  Numbered Pages

99.1                Simpson Thacher & Bartlett
                    legality opinion